UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-A

                For Registration of Certain Classes of Securities
                     Pursuant to Section 12(b) or (g) of the
                         Securities Exchange Act of 1934


                              800 AMERICA.COM, INC.
             (Exact Name of Registrant as specified in its charter)


         Nevada                     333-51683                    87-0567884
--------------------------------------------------------------------------------
(State of incorporation     (Commission file number)       (IRS Employer ID No.)
    or organization)

1301 North Mt. Juliet Road, Mt. Juliet, TN                         37212
--------------------------------------------------------------------------------
(address of principal executive offices)                         (zip code)

Securities to be registered pursuant to Section 21(b) of the Act: None

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. X

Securities Act registration statement file number to which this form relates:
333-51683

Securities to be registered pursuant to Section 12(g) of the Act:

                          $.001 Par Value Common Stock
                          ----------------------------
                                (Title of Class)

                 Information Required in Registration Statement


Item 1. Description of Registrant's Securities to be Registered.

     Incorporated by reference to description of common stock under heading Description of Capital Stock contained in registration statement on Form SB-2 filed with the Securities and Exchange Commission on July 17, 1998 (file no. 333-51683).


Item 2. Exhibits.

     List below all exhibits filed as a part of the registration statement.

     3.01 Articles of Incorporation (1)

     (1) Incorporated by reference to Exhibit 3.01 to the registration statement on Form SB-2 of Registrant filed with the Securities and Exchange Commission on July 17, 1998 (file no. 333-51683).




                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

     (Registrant): 800America.com, Inc., a Nevada corporation

     Date: December 10, 1999

     By: /s/ Elie Rabi
     -----------------
     Elie Rabi
     President